UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012

OXIS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

000-08092	94-1620407
(Commission File Number)	(I.R.S. Employer Identification No.)
468 N. Camden Dr., 2nd Floor Beverly Hills, California	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 860-5184
(Registrant’s Telephone Number, Including Area Code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.

On December 7, 2012, OXIS International, Inc. (the “Company”) entered into, and made its initial $140,000 borrowing under, a short-term loan agreement with two lenders (the “Loan Agreement”), pursuant to which it is permitted to borrow up to an aggregate of $350,000 (the “Loans”).  The Loans made under the Loan Agreement are evidence by the Company’s Notes (the “Notes”) and secured pursuant to a Security Agreement (the “Security Agreement”), that is junior to the Company’s existing security arrangements under the Company’s October 26, 2006 Debentures (see the Company’s Form 8-K filed October 26, 2006 for details of such arrangements), but cover the same assets of the Company.

Interest on the Notes is at the rate of 18% per annum, payable on the first day of each month until maturity on May 1, 2013. On April 1, 2013, the Company is required to pay 25.7143% of the Loan, with the remaining balance due on May 1, 2013. The Company may borrow up to $280,000 (including the $140,000 borrowed on December 7) in December 2012 and $70,000 in January 2013.

The full principal amount of the Loans may be due upon default under the terms of the Loan Agreement, the Notes or the Security Agreement.

Under the Loan Agreement, the Company is required to issue 66,666.67 shares of its common stock for each $1,000 of Loans made. Accordingly, on December 7, 2012, the Company issued 9,333,333.8 shares of its common stock. Assuming the entire amounts of Loans permitted under the Loan Agreement are borrowed, the Company will issue 23,333,334.5 shares in connection with the Loan Agreement.

The foregoing information is a summary of the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of the Loan Agreement, the Note contained as Exhibit A to the Loan Agreement and the Security Agreement contained as Exhibit C to the Loan Agreement, which is attached an exhibit to this Current Report on Form 8-K.  Readers should review Loan Agreement, the Notes and the Security Agreement for a complete understanding of the terms and conditions associated with this short-term borrowing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
4.1	Loan Agreement by and between OXIS International, Inc. and the lenders party thereto, dated December 3, 2012, including Exhibit A (form of Note) and Exhibit C (form of Security Agreement)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2012	OXIS INTERNATIONAL, Inc.

	By:	/s/ David Saloff
David Saloff
(Principal Executive Officer)